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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2004

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-1)


                   People's Choice Home Loan Securities Corp.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-111811                 92-0181950
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

7515 Irvine Center Drive
Irvine, California                                                 92618
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 341-2000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood LLP





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     PEOPLE'S CHOICE HOME LOAN
                                                     SECURITIES CORP.


                                                     By: /s/ Brad Plantiko
                                                         ---------------------
                                                     Name:   Brad Plantiko
                                                     Title:  CFO

Dated: April 28, 2004